UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2006

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6948	38-1016240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement.

Top Management Plan

On February 20, 2006, the Compensation Committee of the Board of Directors of SPX Corporation (the “Company”) amended the SPX Corporation Supplemental Retirement Plan for Top Management (the “Top Management Plan”) to name Kevin Lilly, the Company’s Vice President, Secretary and General Counsel, as a participant. Mr. Lilly’s participation in the Top Management Plan was effective as of his election as an officer of the Company on January 1, 2006.

The foregoing description of the amendment to the Top Management Plan is qualified in its entirety by reference to the text of the amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

2006 Executive Bonus Plan

On February 20, 2006, the Compensation Committee adopted the SPX Corporation 2006 Executive Bonus Plan (the “Bonus Plan”). The key performance measures are operating profit margin and operating cash flow. The bonus that may be awarded to each participant under the Bonus Plan is between 0% and 200% of the executive’s target bonus depending on how well the Company performs against preset goals for both operating profit margin and operating cash flow.

The executive’s target bonus is calculated by multiplying his/her base salary as of the end of the plan year by his/her target bonus percent. A bonus matrix specifies the operating profit margin and operating cash flow goals that must be achieved for various bonus levels from zero to the maximum 200% level. Subject to the 200% maximum level, the senior executive’s total potential bonus is determined by multiplying his/her target bonus by the factor specified in the bonus matrix that corresponds with the performance measures achieved for the 2006 Bonus Plan year.

80% of the total potential bonus is allocated to Company performance, and is payable subject to the Bonus Plan’s terms and conditions. The remaining 20% is allocated to individual performance, and the amount earned can range from zero to 20% of the total potential bonus. The individual performance component can be earned only after achieving a bonus according to the business performance measures specified in the bonus matrix. Individual performance is evaluated considering multiple factors, including appropriate consideration of each senior executive’s compliance with and advancement of the SPX Leadership Standards, Code of Business Conduct, and overall commitment to conducting all of the Company’s activities with the highest standards of ethics and integrity.

Bonuses are prorated for partial years worked. Except in the case of death, retirement or disability, the senior executive must be actively employed by the Company on December 31, 2006 in order to be eligible for a bonus under the Bonus Plan.

The foregoing description of the Bonus Plan is qualified in its entirety by reference to the text of the Bonus Plan, which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Restricted Stock Agreements

On February 24, 2006, the Company entered into an amendment to the restricted stock agreements of each of Christopher Kearney, Patrick O’Leary, Robert Foreman, Thomas Riordan, Kevin Lilly, Don Canterna and David Kowalski.  The amendment to the restricted stock agreement clarifies the performance measurement periods upon which vesting of each of the three tranches of the 2006 restricted stock grant is determined in order to fully incorporate the cumulative vesting opportunity previously approved by the Compensation Committee. Specifically, the original measurement dates and periods for the 2006 restricted stock grant were as follows:

Measurement Date	Measurement Period

Tranche 1:
December 31, 2006	January 1, 2006 through December 31, 2006
December 31, 2007	January 1, 2006 through December 31, 2007
December 31, 2008	January 1, 2006 through December 31, 2008

Tranche 2:
December 31, 2007	January 1, 2007 through December 31, 2007
December 31, 2008	January 1, 2007 through December 31, 2008

Tranche 3:
December 31, 2008	January 1, 2008 through December 31, 2008

Those measurement dates and periods are superseded and replaced in their entirety with the following:

Measurement Date	Measurement Period

Tranche 1:
December 31, 2006	January 1, 2006 through December 31, 2006
December 31, 2007	January 1, 2006 through December 31, 2007
December 31, 2008	January 1, 2006 through December 31, 2008

Tranche 2:
December 31, 2007	January 1, 2007 through December 31, 2007
December 31, 2007	January 1, 2006 through December 31, 2007
December 31, 2008	January 1, 2006 through December 31, 2008

Tranche 3:
December 31, 2008	January 1, 2008 through December 31, 2008
December 31, 2008	January 1, 2006 through December 31, 2008

The foregoing description of the amendment to the restricted stock agreements is qualified in its entirety by reference to the text of the amendment, which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

2005 Non-Employee’s Directors’ Compensation Plan

On February 21, 2006, the Board of Directors amended the SPX Corporation 2005 Non-Employee Directors’ Compensation Plan (the “2005 Plan”) to clarify the cumulative performance measurement periods upon which vesting of each of the tranches of the phantom equity grant is determined, for phantom equity grants made on and after January 1, 2006.

The foregoing description of the amendment to the 2005 Plan is qualified in its entirety by reference to the text of the amendment, which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description

10.1	Amendment to SPX Corporation Supplemental Retirement Plan for Top Management
10.2	SPX Corporation 2006 Executive Bonus Plan
10.3

Amendment to Restricted Stock Agreement Regarding Performance Measurement Periods, dated as of February 24, 2006, between the Company and each of Christopher Kearney, Patrick O’Leary, Robert Foreman, Thomas Riordan, Kevin Lilly, Don Canterna and David Kowalski

10.4	Amendment to SPX Corporation 2005 Non-Employee Directors’ Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: February 24, 2006	By:	/s/ Kevin L. Lilly

Kevin L. Lilly
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to SPX Corporation Supplemental Retirement Plan for Top Management
10.2	SPX Corporation 2006 Executive Bonus Plan
10.3

Amendment to Restricted Stock Agreement Regarding Performance Measurement Periods, dated as of February 24, 2006, between the Company and each of Christopher Kearney, Patrick O’Leary, Robert Foreman, Thomas Riordan, Kevin Lilly, Don Canterna and David Kowalski

10.4	Amendment to SPX Corporation 2005 Non-Employee Directors’ Compensation Plan